CrowdStrike Reports First Quarter Fiscal Year 2025 Financial Results

•Ending ARR grows 33% year-over-year to reach $3.65 billion
•Net new ARR grows 22% year-over-year to $212 million
•Delivers record operating cash flow of $383 million and record free cash flow of $322 million, 35% of revenue

AUSTIN, Texas, June 4, 2024 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), today announced financial results for the first quarter fiscal year 2025, ended April 30, 2024.

“CrowdStrike started the fiscal year from a position of momentum and exceptional strength, with net new ARR of $212 million growing 22% year-over-year and ending ARR growing 33% year-over-year to reach $3.65 billion,” said George Kurtz, CrowdStrike's president, chief executive officer and co-founder. “The Falcon platform’s differentiated architecture creates a wide competitive moat and uniquely enables CrowdStrike to solve the industry’s biggest cybersecurity, IT and data problems. Customers of all sizes are standardizing on the Falcon platform to achieve better security outcomes and lower their TCO.”
Commenting on the company's financial results, Burt Podbere, CrowdStrike’s chief financial officer, added, “The CrowdStrike team delivered another exceptional quarter driven by strong execution and platform adoption as customers increasingly consolidate on the Falcon platform. In addition to our strong top-line performance, financial highlights included record gross margin, significant year-over-year operating leverage, record free cash flow of $322 million or 35% of revenue and a rule of 68 on a free cash flow basis, showcasing our focus on profitably scaling the business to $10 billion ending ARR and beyond.”

First Quarter Fiscal 2025 Financial Highlights

•Revenue: Total revenue was $921.0 million, a 33% increase, compared to $692.6 million in the first quarter of fiscal 2024. Subscription revenue was $872.2 million, a 34% increase, compared to $651.2 million in the first quarter of fiscal 2024.

•Annual Recurring Revenue (ARR) grew 33% year-over-year to $3.65 billion as of April 30, 2024, of which $211.7 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 78% for the first quarter of both fiscal 2025 and 2024. Non-GAAP subscription gross margin was 80% for the first quarter of both fiscal 2025 and 2024.

•Income/Loss from Operations: GAAP income from operations was $6.9 million, compared to a loss of $19.5 million in the first quarter of fiscal 2024. Non-GAAP income from operations was $198.7 million, compared to $115.9 million in the first quarter of fiscal 2024.

•Net Income Attributable to CrowdStrike: GAAP net income attributable to CrowdStrike was $42.8 million, compared to $0.5 million in the first quarter of fiscal 2024. GAAP net income per share attributable to CrowdStrike, diluted, was $0.17, compared to $0.00 in the first quarter of fiscal 2024. Non-GAAP net income attributable to CrowdStrike was $231.7 million, compared to $136.4 million in the first quarter of fiscal 2024. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $0.93, compared to $0.57 in the first quarter of fiscal 2024.

•Cash Flow: Net cash generated from operations was $383.2 million, compared to $300.9 million in the first quarter of fiscal 2024. Free cash flow was $322.5 million, compared to $227.4 million in the first quarter of fiscal 2024.

•Cash and Cash Equivalents was $3.70 billion as of April 30, 2024.

Recent Highlights

•CrowdStrike’s module adoption rates were 65%, 44% and 28% for five or more, six or more and seven or more modules, respectively, as of April 30, 20241.

•Delivered the next generation of SIEM to power the AI-native SOC with Falcon Next-Gen SIEM. Falcon Next-Gen SIEM supports the largest ecosystem of ISV data sources of any pure-play cybersecurity vendor as well as expanded partnerships and alliances with global system integrators (GSIs), managed service providers (MSPs) and managed security service providers (MSSPs).

•Announced the general availability of Falcon Application Security Posture Management (ASPM) as an integrated part of Falcon Cloud Security and unveiled new Cloud Detection and Response (CDR) innovations.

•Launched Falcon for Defender augmenting Microsoft Defender deployments to stop missed attacks.

•Expanded partnership with Amazon Web Services (AWS) to accelerate cybersecurity consolidation and cloud transformation.

•Expanded strategic partnership with Google Cloud to stop breaches across multi-cloud and multi-vendor environments and to power Mandiant’s Incident Response (IR) and Managed Detection and Response (MDR) services.

•Announced a strategic collaboration with NVIDIA to deliver NVIDIA’s AI computing services on the CrowdStrike Falcon XDR platform.

•Partnered with Tata Consultancy Services (TCS) to power TCS’ extended managed detection and response (XMDR) services with the Falcon platform.

•Launched a partnership to power HCLTech’s managed detection and response (MDR) solutions with the AI-native CrowdStrike Falcon XDR platform.

•Named a leader in The Forrester Wave™: Extended Detection And Response Platforms, Q2 2024 report2.

•Positioned as a Leader in the IDC MarketScape: Worldwide Managed Detection and Response Services (MDR) 2024 Vendor Assessment3.

•Recognized as an Overall Leader in the KuppingerCole Leadership Compass, Identity Threat Detection and Response (ITDR) 2024: IAM Meets the SOC4.

•Recognized by Frost & Sullivan with its 2024 Global Customer Value Leadership Award for Best Practices in Cloud Security5.

Financial Outlook

CrowdStrike is providing the following guidance for the second quarter of fiscal 2025 (ending July 31, 2024) and increasing its guidance for fiscal year 2025 (ending January 31, 2025).

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets (including purchased patents), amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, acquisition-related expenses (credits), net, and losses (gains) from deferred compensation assets. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q2 FY25 Guidance	Full Year FY25 Guidance
Total revenue	$958.3 - $961.2 million	$3,976.3 - $4,010.7 million
Non-GAAP income from operations	$208.3 - $210.5 million	$890.1 - $916.5 million
Non-GAAP net income attributable to CrowdStrike	$245.7 - $247.8 million	$985.6 - $1,012.0 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.98 - $0.99	$3.93 - $4.03
Weighted average shares used in computing Non-GAAP net income per share attributable to common stockholders, diluted	250 million	251 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the first quarter of fiscal 2025 and outlook for its fiscal second quarter and fiscal year 2025 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	June 4, 2024
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Pre-registration link for dial-in access:	register.vevent.com/register/BI4e800a230c5444d690ced92841e6b072
Webcast:	ir.crowdstrike.com
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the second quarter fiscal 2025, fiscal year 2025, and beyond. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and subsequent filings.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information
CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Definition of Module Adoption Rates

1.Module adoption rates are calculated by taking the total number of customers with five or more, six or more, and seven or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.
Reports Referenced

2.The Forrester Wave(TM): Extended Detection And Response Platforms, Q2 2024.
3.IDC MarketScape: Worldwide Managed Detection and Response Services (MDR) 2024 Vendor Assessment (Doc #US49006922, April 2024).
4.KuppingerCole Leadership Compass, Identity Threat Detection and Response (ITDR) 2024: IAM Meets the SOC (April 2024).
5. 2024 Frost & Sullivan Global Customer Value Leadership Award: The Global Cloud Security Industry Excellence In Best Practices in Cloud Security (May 2024).

About CrowdStrike Holdings
CrowdStrike (Nasdaq: CRWD), a global cybersecurity leader, has redefined modern security with the world’s most advanced cloud-native platform for protecting critical areas of enterprise risk – endpoints and cloud workloads, identity and data.

Powered by the CrowdStrike Security Cloud and world-class AI, the CrowdStrike Falcon® platform leverages real-time indicators of attack, threat intelligence, evolving adversary tradecraft and enriched telemetry from across the enterprise to deliver hyper-accurate detections, automated protection and remediation, elite threat hunting and prioritized observability of vulnerabilities.

Purpose-built in the cloud with a single lightweight-agent architecture, the Falcon platform delivers rapid and scalable deployment, superior protection and performance, reduced complexity and immediate time-to-value.

CrowdStrike: We stop breaches.
For more information, please visit: ir.crowdstrike.com
CrowdStrike, the CrowdStrike logo, and other CrowdStrike marks are trademarks and/or registered trademarks of CrowdStrike, Inc., or its affiliates or licensors. Other words, symbols, and company product names may be trademarks of the respective companies with which they are associated.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Jake Schuster, Senior Director, Public Relations & Media Strategy
press@crowdstrike.com
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,
	2024	2023
Revenue
Subscription	$872,172	$651,175
Professional services	48,864	41,405
Total revenue	921,036	692,580
Cost of revenue
Subscription (1)(2)	189,657	142,100
Professional services (1)	35,346	27,130
Total cost of revenue	225,003	169,230

Gross profit	696,033	523,350

Operating expenses
Sales and marketing (1)(2)(4)	350,114	281,107
Research and development (1)(3)(4)	235,249	179,065
General and administrative (1)(2)(3)(4)	103,734	82,634
Total operating expenses	689,097	542,806

Income (loss) from operations	6,936	(19,456)
Interest expense(5)	(6,511)	(6,387)
Interest income	45,850	30,521
Other income, net(6)(7)	7,656	230
Income before provision for income taxes	53,931	4,908
Provision for income taxes	7,667	4,409
Net income	46,264	499
Net income attributable to non-controlling interest	3,444	8
Net income attributable to CrowdStrike	$42,820	$491
Net income per share attributable to CrowdStrike common stockholders:
Basic	$0.18	$0.00
Diluted	$0.17	$0.00
Weighted-average shares used in computing net income per share attributable to CrowdStrike common stockholders:
Basic	242,389	236,414
Diluted	250,164	240,598
____________________________

(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended April 30,
	2024	2023
Subscription cost of revenue	$13,916	$8,966
Professional services cost of revenue	6,273	4,630
Sales and marketing	52,258	35,739
Research and development	66,742	44,381
General and administrative	43,936	37,140
Total stock-based compensation expense	$183,125	$130,856
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended April 30,
	2024	2023
Subscription cost of revenue	$5,045	$3,580
Sales and marketing	603	531
General and administrative	347	63
Total amortization of acquired intangible assets	$5,995	$4,174
(3)Includes acquisition-related expenses (credit), net as follows (in thousands):

	Three Months Ended April 30,
	2024	2023
Research and development	$477	$371
General and administrative	2,147	(70)
Total acquisition-related expenses, net	$2,624	$301
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended April 30,
	2024	2023
Sales and marketing	$35	$3
Research and development	12	1
General and administrative	13	—
Total mark-to-market adjustments on deferred compensation liabilities	$60	$4
(5)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended April 30,
	2024	2023
Interest expense	$546	$546
Total amortization of debt issuance costs and discount	$546	$546

(6)Includes gains and other income from strategic investments as follows (in thousands):

	Three Months Ended April 30,
	2024	2023
Other income, net	$6,888	$16
Total gains and other income from strategic investments	$6,888	$16
(7)Includes gains on deferred compensation assets as follows (in thousands):

	Three Months Ended April 30,
	2024	2023
Other income, net	$60	$4
Total gains on deferred compensation assets	$60	$4

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30, 2024	January 31, 2024
Assets
Current assets:
Cash and cash equivalents	$3,702,437	$3,375,069
Short-term investments	—	99,591
Accounts receivable, net of allowance for credit losses	702,856	853,105
Deferred contract acquisition costs, current	244,651	246,370
Prepaid expenses and other current assets	191,678	183,172
Total current assets	4,841,622	4,757,307
Strategic investments	58,419	56,244
Property and equipment, net	627,381	620,172
Operating lease right-of-use assets	48,598	48,211
Deferred contract acquisition costs, noncurrent	330,004	335,933
Goodwill	721,973	638,041
Intangible assets, net	122,024	114,518
Other long-term assets	91,964	76,094
Total assets	$6,841,985	$6,646,520
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$21,299	$28,180
Accrued expenses	102,116	125,896
Accrued payroll and benefits	216,695	234,624
Operating lease liabilities, current	16,020	14,150
Deferred revenue	2,309,329	2,270,757
Other current liabilities	18,227	23,672
Total current liabilities	2,683,686	2,697,279
Long-term debt	742,866	742,494
Deferred revenue, noncurrent	760,050	783,342
Operating lease liabilities, noncurrent	34,090	36,230
Other liabilities, noncurrent	52,511	50,086
Total liabilities	4,273,203	4,309,431
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	122	121
Additional paid-in capital	3,556,194	3,364,328
Accumulated deficit	(1,016,016)	(1,058,836)
Accumulated other comprehensive loss	(4,760)	(1,663)
Total CrowdStrike Holdings, Inc. stockholders’ equity	2,535,540	2,303,950
Non-controlling interest	33,242	33,139
Total stockholders’ equity	2,568,782	2,337,089
Total liabilities and stockholders’ equity	$6,841,985	$6,646,520

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2024	2023
Operating activities
Net income	$46,264	$499
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	42,689	26,409
Amortization of intangible assets	5,995	4,174
Amortization of deferred contract acquisition costs	74,128	55,322
Non-cash operating lease cost	3,372	3,092
Stock-based compensation expense	183,125	130,856
Deferred income taxes	(255)	(255)
Realized gains on strategic investments	(6,881)	—
Non-cash interest expense	874	754
Accretion of short-term investments purchased at a discount	2,285	—
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	150,249	165,089
Deferred contract acquisition costs	(66,480)	(49,532)
Prepaid expenses and other assets	(28,602)	(8,542)
Accounts payable	276	(18,596)
Accrued expenses and other liabilities	(16,629)	(36,576)
Accrued payroll and benefits	(17,692)	(17,281)
Operating lease liabilities	(4,531)	(3,199)
Deferred revenue	15,041	48,678
Net cash provided by operating activities	383,228	300,892
Investing activities
Purchases of property and equipment	(49,683)	(62,264)
Capitalized internal-use software and website development costs	(10,479)	(10,902)
Purchases of strategic investments	(1,658)	(10,513)
Proceeds from sales of strategic investments	10,407	—
Business acquisitions, net of cash acquired	(96,376)	—
Proceeds from maturities and sales of short-term investments	97,300	150,000
Purchases of deferred compensation investments	(609)	(290)
Net cash (used in) provided by investing activities	(51,098)	66,031
Financing activities
Proceeds from issuance of common stock upon exercise of stock options	823	2,651
Distributions to non-controlling interest holders	(3,841)	—
Capital contributions from non-controlling interest holders	500	5,257
Net cash (used in) provided by financing activities	(2,518)	7,908

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	(1,917)	(190)

Net increase in cash, cash equivalents and restricted cash	327,695	374,641

Cash, cash equivalents and restricted cash, at beginning of period	3,377,597	2,456,924
Cash, cash equivalents and restricted cash, at end of period	$3,705,292	$2,831,565

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2024	2023
GAAP subscription revenue	$872,172	$651,175
GAAP professional services revenue	48,864	41,405
GAAP total revenue	$921,036	$692,580

GAAP subscription gross profit	$682,515	$509,075
Stock based compensation expense	13,916	8,966
Amortization of acquired intangible assets	5,045	3,580
Non-GAAP subscription gross profit	$701,476	$521,621

GAAP subscription gross margin	78%	78%
Non-GAAP subscription gross margin	80%	80%

GAAP professional services gross profit	$13,518	$14,275
Stock based compensation expense	6,273	4,630
Non-GAAP professional services gross profit	$19,791	$18,905

GAAP professional services gross margin	28%	34%
Non-GAAP professional services gross margin	41%	46%

Total GAAP gross margin	76%	76%
Total Non-GAAP gross margin	78%	78%

GAAP sales and marketing operating expenses	$350,114	$281,107
Stock based compensation expense	(52,258)	(35,739)
Amortization of acquired intangible assets	(603)	(531)
Mark-to-market adjustments on deferred compensation liabilities	(35)	(3)
Non-GAAP sales and marketing operating expenses	$297,218	$244,834

GAAP sales and marketing operating expenses as a percentage of revenue	38%	41%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	32%	35%

GAAP research and development operating expenses	$235,249	$179,065
Stock based compensation expense	(66,742)	(44,381)
Acquisition-related expenses, net	(477)	(371)
Mark-to-market adjustments on deferred compensation liabilities	(12)	(1)
Non-GAAP research and development operating expenses	$168,018	$134,312

GAAP research and development operating expenses as a percentage of revenue	26%	26%
Non-GAAP research and development operating expenses as a percentage of revenue	18%	19%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,
	2024	2023
GAAP general and administrative operating expenses	$103,734	$82,634
Stock based compensation expense	(43,936)	(37,140)
Acquisition-related credits (expenses), net	(2,147)	70
Amortization of acquired intangible assets	(347)	(63)
Mark-to-market adjustments on deferred compensation liabilities	(13)	—
Non-GAAP general and administrative operating expenses	$57,291	$45,501

GAAP general and administrative operating expenses as a percentage of revenue	11%	12%
Non-GAAP general and administrative operating expenses as a percentage of revenue	6%	7%

GAAP income (loss) from operations	$6,936	$(19,456)
Stock based compensation expense	183,125	130,856
Amortization of acquired intangible assets	5,995	4,174
Acquisition-related expenses, net	2,624	301
Mark-to-market adjustments on deferred compensation liabilities	60	4
Non-GAAP income from operations	$198,740	$115,879

GAAP operating margin	1%	(3)%
Non-GAAP operating margin	22%	17%

GAAP net income attributable to CrowdStrike	$42,820	$491
Stock based compensation expense	183,125	130,856
Amortization of acquired intangible assets	5,995	4,174
Acquisition-related expenses, net	2,624	301
Amortization of debt issuance costs and discount	546	546
Mark-to-market adjustments on deferred compensation liabilities	60	4
Gains and other income from strategic investments attributable to CrowdStrike	(3,444)	(8)
Gains on deferred compensation assets	(60)	(4)
Non-GAAP net income attributable to CrowdStrike	$231,666	$136,360
Weighted-average shares used in computing GAAP basic net income per share attributable to CrowdStrike common stockholders	242,389	236,414

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,
	2024	2023
GAAP basic net income per share attributable to CrowdStrike common stockholders	$0.18	$0.00

GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.17	$0.00
Stock-based compensation	0.73	0.54
Amortization of acquired intangible assets	0.02	0.02
Acquisition-related expenses, net	0.01	—
Amortization of debt issuance costs and discount	—	—
Mark-to-market adjustments on deferred compensation liabilities	—	—
Gains and other income from strategic investments attributable to CrowdStrike	(0.01)	—
Gains on deferred compensation assets	—	—
Other (1)	0.01	0.01
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.93	$0.57

Weighted-average shares used to calculate Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	250,164	240,598
__________________________
(1) For periods in which we had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended April 30,
	2024	2023
GAAP net cash provided by operating activities	$383,228	$300,892
Purchases of property and equipment	(49,683)	(62,264)
Capitalized internal-use software and website development costs	(10,479)	(10,902)
Purchases of deferred compensation investments	(609)	(290)
Free cash flow	$322,457	$227,436

GAAP net cash (used in) provided by investing activities	$(51,098)	$66,031
GAAP net cash (used in) provided by financing activities	$(2,518)	$7,908

GAAP net cash provided by operating activities as a percentage of revenue	42%	43%
Purchases of property and equipment as a percentage of revenue	(5)%	(9)%
Capitalized internal-use software and website development costs as a percentage of revenue	(1)%	(2)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%
Free cash flow margin	35%	33%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP income (loss) from operations excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, mark-to-market adjustments on deferred compensation liabilities, and legal reserve and settlement charges or benefits.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net income attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, and purchases of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in CrowdStrike's industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter Subscription Revenue – Prior Quarter Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.

Free Cash Flow Rule of 40

Free cash flow rule of 40 is calculated by taking the current quarter total revenue year over year growth rate percentage and summing it with the current quarter free cash flow margin percentage.